UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2014

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 6th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of SFX Entertainment, Inc. (the “Company”) held on June 5, 2014 (the “Annual Meeting”), the Company’s stockholders ratified an amendment to the Company’s 2013 Equity Compensation Plan (the “2013 Plan”) to increase the number of shares issuable thereunder by 2,000,000 shares from 18,000,000 shares to 20,000,000 shares.  No other amendments were made to the 2013 Plan.

The 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, stock awards, and restricted stock units.  A total of 20,000,000 shares of common stock have been reserved for issuance pursuant to the 2013 Plan, of which 16,154,425 shares are currently subject to issued and outstanding awards. The 2013 Plan is administered by the Compensation Committee of the Board of Directors.

For a more detailed description of the material features of the 2013 Plan, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2014 in connection with the Company’s Annual Meeting under the caption “Proposal 3 — Ratification and Approval of Amendment to the 2013 Equity Compensation Plan,” which description is incorporated herein by reference. The above description of the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which is available at Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-189564) filed with the Securities and Exchange Commission on June 25, 2013.  The information contained in Item 5.07 of this Report regarding the ratification of the amendment to the 2013 Plan is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, three proposals were submitted to the stockholders of the Company. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2014. The final voting results for each proposal are set forth below.

1.              Election of the ten nominees listed below to serve on the Board of Directors of the Company for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

Robert F.X. Sillerman	60,515,207	304,706	3,768,014
D. Geoff Armstrong	60,700,500	119,413	3,768,014
Andrew Bazos, MD	60,299,595	520,318	3,768,014
Jared Cohen	60,700,489	119,424	3,768,014
Pasquale Manocchia	60,699,670	120,243	3,768,014
Michael Meyer	60,694,031	125,882	3,768,014
John Miller	60,683,788	136,125	3,768,014
Joseph Rascoff	60,299,769	520,144	3,768,014
Edward Simon	60,667,812	152,101	3,768,014
Mitchell Slater	60,299,034	520,879	3,768,014

2.              Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
64,509,829	16,020	62,078	0

3.              Ratification of an amendment to the 2013 Plan:

For	Against	Abstain	Broker Non-Votes
54,130,900	6,611,486	77,527	3,768,014

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1

Amendment No. 3 to 2013 Equity Compensation Plan, dated June 5, 2014 (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-8 (File No. 333-196625), filed by the Company on June 9, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: June 10, 2014	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer and Director